UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

RUSSELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5822	63-0180720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3330 Cumberland Blvd., Suite 800, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 742-8000

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 27, 2005, Russell Corporation, an Alabama corporation (“Russell Alabama”), reincorporated in the state of Delaware. The reincorporation was accomplished by the merger of Russell Alabama with and into Russell Corporation, a Delaware corporation (the “Company”) and a wholly owned subsidiary of Russell Alabama.

On April 27, 2005 immediately prior to the effectiveness of the reincorporation merger, the Company, Russell Alabama and SunTrust Bank (the “Rights Agent”) entered into an amendment to the Rights Agreement, dated September 15, 1999, by and between Russell Alabama and the Rights Agent (the “Rights Agreement”) to preserve the continued effectiveness of the Rights Agreement for the benefit of the Company and its stockholders.

The Amendment to Rights Agreement removed the provision in the Rights Agreement that would have prevented the Company for 180 days following a change in a majority of the Board of Directors as a result of a proxy contest from redeeming rights to purchase from the Company one one-hundredth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $.01 per share, at a price of $85 per one one-hundredth of a share. As a result of the amendment, the Company can immediately redeem such rights following a change in the majority of the Board of Directors of Russell Delaware as a result of a proxy contest.

Item 2.02 Results of Operations and Financial Condition

On April 28, 2005, the Company issued a press release announcing its results of operations and financial condition for the fiscal 2005 first quarter. The press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The information under Item 2.02 of this report (including Exhibit 99.2) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events

The description of the reincorporation merger described in Item 1.01 above is incorporated herein by reference.

The Company will be the surviving corporation in the merger and will succeed to all of the contractual rights and obligations of Russell Alabama pursuant to Section 259 of the Delaware General Corporation Law. By operation of Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the common stock of the Company is deemed registered under Section 12(b) of the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(c)	See exhibit index.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSSELL CORPORATION

April 28, 2005	By:	/s/ Floyd G. Hoffman
Floyd G. Hoffman
Senior Vice President, Corporate Development, General Counsel and Secretary

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EXHIBIT INDEX

The following exhibits are filed as part of this report:

Exhibit No.	Description
Exhibit 3.1	Restated Certificate of Incorporation of Russell Corporation, a Delaware corporation, effective April 27, 2005

Exhibit 3.2	Amended and Restated By-Laws of Russell Corporation, a Delaware corporation, effective April 27, 2005

Exhibit 3.3	Certificate of Designation of Series A Junior Participating Preferred Stock of Russell Corporation, effective April 27, 2005

Exhibit 99.1	Amendment to Rights Agreement, dated as of April 27, 2005

Exhibit 99.2	Press Release of Russell Corporation dated April 28, 2005, regarding 2005 first quarter financial results.

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